Exhibit 99.1

BLACKROCK CAPITAL INVESTMENT CORPORATION ANNOUNCES CREDIT AGREEMENT AMENDMENT

NEW YORK, New York, September 6, 2023 - BlackRock Capital Investment Corporation (“BCIC”) (NASDAQ: BKCC) today announced that it has entered into an amendment (the “Amendment”) to its $265 million senior secured revolving credit agreement (as amended, including by the Amendment, the “Revolving Credit Facility”). The Amendment, among other things:

•	extends the maturity date of the loans made under the Revolving Credit Facility (collectively, the “Loans”) from April 23, 2025 to September 6, 2028;

•	extends the termination date of the commitments available under the Revolving Credit Facility (collectively, the “Commitments”) from April 23, 2024 to September 6, 2027;

•
reduces the applicable margin to be applied to interest on the Loans by 25 basis points per annum and reduces the commitment fee on unused Commitments from 40 basis points per annum to 37.5 basis points per annum; and

•
permits the merger of BCIC with and into Project Spurs Merger Sub, LLC (“Merger Sub”), a Delaware limited liability company and wholly-owned indirect subsidiary of BlackRock TCP Capital Corp., a Delaware corporation (NASDAQ: TCPC) (“TCPC”), with Merger Sub continuing as the surviving company (the “Merger”).

Upon and following the consummation of the Merger and satisfaction of customary conditions precedent (as further described in the Amendment), Merger Sub will assume all of the rights and obligations of BCIC under the Revolving Credit Facility and grant a lien on substantially all of its assets to secure the obligations thereunder.

The Revolving Credit Facility continues to include an “accordion” feature that allows BCIC, under certain circumstances, to increase the size of the Revolving Credit Facility up to $325 million in the aggregate.

Usage of the Revolving Credit Facility continues to be subject to a borrowing base, and the Revolving Credit Facility continues to be secured by substantially all of the assets of BCIC and the subsidiary guarantors.

In addition, the facility continues to contain customary representations, covenants (including restrictions on the incurrence of additional indebtedness, liens and dividends, and a requirement to maintain a certain minimum amount of shareholder’s equity and a certain minimum ratio of total assets, less all liabilities other than indebtedness, to indebtedness) and events of default.

BCIC’s legal counsel is Skadden, Arps, Slate, Meagher & Flom LLP.

ABOUT BLACKROCK CAPITAL INVESTMENT CORPORATION

Formed in 2005, BlackRock Capital Investment Corporation (NASDAQ: BKCC) is a business development company that provides debt and equity capital to middle-market companies.

BCIC’s investment objective is to generate both current income and capital appreciation through debt and equity investments. BCIC invests primarily in middle-market companies in the form of senior debt securities and loans, and the investment portfolio may include junior secured and unsecured debt securities and loans, each of which may include an equity component. BCIC is a publicly-traded business developement company, regulated under the Investment Company Act of 1940 and is externally managed by its advisor, a wholly-owned, indirect subsidiary of BlackRock, Inc. For more information, visit www.blackrockbkcc.com.

FORWARD-LOOKING STATEMENTS
This press release contains information relating to a proposed business combination transaction between TCPC and BCIC whereby BCIC will merge with and into Merger Sub with Merger Sub continuing as the surviving company and as a wholly-owned subsidiary of Special Value Continuation Partners, LLC, a Delaware limited liability company and wholly owned direct consolidated subsidiary of TCPC (the “Merger”). Some of the statements in this press release constitute forward-looking statements because they relate to future events, future performance or financial condition of BCIC or TCPC or the Merger. The forward-looking statements may include statements as to: future operating results of BCIC and TCPC and distribution projections; business prospects of BCIC and TCPC and the prospects of its portfolio companies; and the impact of the investments that BCIC and TCPC expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Merger closing; (ii) the expected synergies and savings associated with the Merger; (iii) the ability to realize the anticipated benefits of the Merger, including the expected accretion to net investment income and the elimination or reduction of certain expenses and costs due to the Merger; (iv) the percentage of BCIC and TCPC stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Merger may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of BCIC and TCPC or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or public health crises and epidemics; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in BCIC’s and TCPC’s operating areas, particularly with respect to business development companies or regulated investment companies; and (xiii) other considerations that may be disclosed from time to time in BCIC’s and TCPC’s publicly disseminated documents and filings. BCIC has based the forward-looking statements included in this press release on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although BCIC and TCPC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that BCIC and TCPC in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, BCIC and TCPC plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and TCPC plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of TCPC. The Joint Proxy Statement and the Registration Statement will each contain important information about BCIC, TCPC, the Merger and related matters. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF BCIC AND TCPC ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCIC, TCPC, THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov and, for documents filed by TCPC, from TCPC’s website at http://www.tcpcapital.com and, for documents filed by BCIC, from BCIC’s website at http://www.blackrockbkcc.com.

PARTICIPANTS IN THE SOLICITATION
BCIC, its directors, certain of its executive officers and certain employees and officers of BlackRock Capital Investment Advisors, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Merger. Information about the directors and executive officers of BCIC is set forth in its proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2023. TCPC, its directors, certain of its executive officers and certain employees and officers of Tennenbaum Capital Partners, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Merger. Information about the directors and executive officers of TCPC is set forth in its proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2023. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the BCIC and TCPC stockholders in connection with the Merger will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

NO OFFER OR SOLICITATION
This press release is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this press release, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in BCIC, TCPC or in any fund or other investment vehicle managed by BlackRock or any of its affiliates.

CONTACT

BlackRock Capital Investment Corporation
Nik Singhal
President
212-810-5427
nik.singhal@blackrock.com

SOURCE: BlackRock Capital Investment Corporation